Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2013
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities

11.  Commitments and Contingent Liabilities

We are involved in litigation which may relate to claims brought by governmental authorities, issues with customers, and employment related matters, including class action claims and purported class action claims. As of December 31, 2013, we were not party to any legal proceedings, including class action lawsuits, that, individually or in the aggregate, are reasonably expected to have a material adverse effect on our results of operations, financial condition or cash flows. However, the results of these matters cannot be predicted with certainty, and an unfavorable resolution of one or more of these matters could have a material effect on our results of operations, financial condition or cash flows.

We have historically structured our operations so as to minimize ownership of real property. As a result, we lease or sublease substantially all of our facilities. These leases are generally for a period of between five and 20 years, and are typically structured to include renewal options at our election. We estimate the total rent obligations under these leases, including any extension periods we may exercise at our discretion and assuming constant consumer price indices, to be $4.9 billion. Pursuant to the leases for some of our larger facilities, we are required to comply with specified financial ratios, including a “rent coverage” ratio and a debt to EBITDA ratio, each as defined. For these leases, non-compliance with the ratios may require us to post collateral in the form of a letter of credit. A breach of the other lease covenants gives rise to certain remedies by the landlord, the most severe of which include the termination of the applicable lease and acceleration of the total rent payments due under the lease. As of December 31, 2013, we were in compliance with all covenants under these leases.

Minimum future rental payments required under operating leases in effect as of December 31, 2013 are as follows:

2014	$191.5
2015	192.6
2016	191.3
2017	191.2
2018	189.7
2019 and thereafter	3,948.1
$4,904.4

Rent expense for the years ended December 31, 2013, 2012, and 2011 amounted to $179.1 million, $169.2 million, and $161.3 million, respectively. Of the total rental payments, $0.1 million, $0.2 million, and $0.4 million, respectively, were made to related parties during 2013, 2012, and 2011, respectively (See Note 12).

We have sold a number of dealerships to third parties and, as a condition to certain of those sales, remain liable for the lease payments relating to the properties on which those businesses operate in the event of non-payment by the buyer. We are also party to lease agreements on properties that we no longer use in our retail operations that we have sublet to third parties. We rely on subtenants to pay the rent and maintain the property at these locations. In the event the subtenant does not perform as expected, we may not be able to recover amounts owed to us and we could be required to fulfill these obligations. The aggregate rent paid by the tenants on those properties in 2013 was approximately $24.4 million, and, in aggregate, we currently guarantee or are otherwise liable for approximately $266.4 million of these lease payments, including lease payments during available renewal periods.

We hold a 9.0% limited partnership interest in PTL. Historically General Electric Credit Corporation (“GECC”) has provided PTL with a majority of its financing. PTL has refinanced all of its GECC indebtedness. As part of that refinancing, we and the other PTL partners created a new company (“Holdings”), which, together with GECC, co-issued $700.0 million of 3.8% senior unsecured notes due 2019 (the “Holdings Bonds”). GECC agreed to be a co-obligor of the Holdings Bonds in order to achieve lower interest rates on the Holdings Bonds. Additional capital contributions from the members may be required to fund interest and principal payments on the Holdings Bonds. In addition, we have agreed to indemnify GECC for 9.0% of any principal or interest that GECC is required to pay as co-obligor, and pay GECC an annual fee of approximately $0.95 million for acting as co-obligor. The maximum amount of our potential obligations to GECC under this agreement are 9.0% of the required principal repayment due in 2019 (which is expected to be $63.1 million) and 9.0% of interest payments under the Holdings Bonds, plus fees and default interest, if any.

Our floor plan credit agreement with Mercedes Benz Financial Services Australia (“MBA”) provides us revolving loans for the acquisition of commercial vehicles for distribution to our retail network. This facility includes a limited parent guarantee and a commitment to repurchase dealer vehicles in the event the dealer’s floor plan agreement with MBA is terminated.

We have $18.6 million of letters of credit outstanding as of December 31, 2013, and have posted $9.4 million of surety bonds in the ordinary course of business.